                                                                EXHIBIT 4.2
ALT                   CRONOS GLOBAL INCOME FUND XVI, L.P.

          LIMITED PARTNER'S SIGNATURE PAGE AND SUBSCRIPTION AGREEMENT

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
MAKE CHECK PAYABLE TO:                                                 MAILING INSTRUCTIONS
UNION BANK OF CA/CRONOS GLOBAL INCOME FUND XVI, L.P. ESCROW ACCOUNT    CRONOS SECURITIES CORP., 444 MARKET ST., 15TH
                                                                       FLOOR
                                                                       SAN FRANCISCO, CA 94111
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 TOTAL CAPITAL CONTRIBUTION          $________________________      [ ] INITIAL INVESTMENT--$2,500 (125 UNITS) MINIMUM OR $1,000 (50
                                                                        UNITS) FOR IRAS OR OTHER QUALIFIED PLANS. (SEE "WHO CAN
                                                                        INVEST" IN THE PROSPECTUS)
 NUMBER OF UNITS ($20/Unit)           ________________________      [ ] ADD-ON FUND XVI INVESTMENT--NO MINIMUM AMOUNT REQUIRED
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 1.  REGISTRATION INFORMATION Legal Account Title (If IRA, KEOGH, or other
 Qualified Plan, Custodial address required)
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 INVESTOR NAME/TRUSTEE OR
 CUSTODIAN (IF APPLICABLE)
 ------------------------------------------------------------------------------

 INVESTOR NAME
 ------------------------------------------------------------------------------

 SOCIAL SECURITY NO. ______________________   OR  TAX IDENTIFICATION NO. ___________________________________

 ADDRESS
 ------------------------------------------------------------------------------
 (Custodial Address if Applicable, and complete Box 2 below)

 CITY                             STATE        ZIP CODE+4           PHONE (   )
------------------------------------- ---------------------------------------------------
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 2.  INVESTOR MAILING ADDRESS (If Registered as a Custodial Account, Investor
 Must Complete to Receive Duplicate Statements)
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--------------------------------------------------------------------------------
              STREET             CITY             STATE             ZIP CODE + 4

 3.  CITIZENSHIP STATUS
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 [ ] U.S. CITIZEN    [ ] RESIDENT ALIEN   [ ] NONRESIDENT ALIEN (Attach IRS Form
W-8)                                  [ ] U.S. CITIZEN RESIDING OUTSIDE THE U.S.
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 4.  REGISTRATION TYPE
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
  [ ] INDIVIDUAL
  [ ] JOINT TENANTS WITH RIGHT OF
      SURVIVORSHIP (Both Parties Must Sign)
  [ ] COMMUNITY PROPERTY (Both Parties Must
  Sign)                                          [ ] PARTNERSHIP (General Partner(s) Must Sign)
  [ ] TENANTS IN COMMON (All Parties Must        [ ] TRUST (All Trustees Must Sign)           TRUST DATE -- --- -- --- -- --
  Sign)                                          [ ] UNIFORM GIFT TO MINORS ACT--STATE OF ---------------
  [ ] TENANTS IN ENTIRETY (All Parties Must       (Custodian Must Sign)
  Sign)                                          [ ] IRA (Complete Box 2; Investor Mailing Address: Custodian Signature Required)
  [ ] CORPORATION (Attach Corporate              [ ] KEOGH (Custodian/Trustee Must Sign)
  Resolution)                                    [ ] PENSION/PROFIT SHARING PLAN (Custodian/Trustee Must Sign)

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 5.  OPTIONAL CHECK ADDRESS
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  [ ] Check here if MORE THAN ONE designated payee, and attach Special Payment
      Instructions Form. Note: Only a total of two (2) special payment locations can presently be accommodated.

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

  Do these instructions also apply to prior Fund
   XVI investments? Y ---- N----                     Do these instructions also apply to prior Fund investments? Y--- N ---

  NAME OF PAYEE
   ------------------------------------------------  FUND NAME---------------------------------------------
  ADDRESS                                            FUND NO.    ---------------------------------------------
  -------------------------------------------------

  CITY, STATE, ZIP + 4
   ------------------------------------------------  ACCOUNT NO.---------------------------------- PENDING [ ]
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

 6.  SIGNATURES

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
  --------------------------------------------------------------------------------------------------------------------------------
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
  THE BROKER-DEALER IDENTIFIED BELOW, BY AND THROUGH THE UNDERSIGNED REGISTERED REPRESENTATIVE,
  REPRESENTS AND AGREES AND FOLLOWS:
  1. Broker-dealer is duly authorized by Investor to execute this Subscription Agreement for and on behalf of Investor.
  2. Investor constitutes and appoints Cronos Capital Corp., the General Partner of the Partnership, with full power of substitution, Investor's true and lawful attorney-in-fact, for Investor in Investor's name, place and stead to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Partnership Agreement or this Subscription Agreement.
  The power of attorney hereby granted is coupled with an interest and shall be irrevocable and shall survive the death, incapacity, insolvency or dissolution of Investor or any delivery by Investor of any assignment of the whole or any portion of
  Investor's Units.
  3. Broker-dealer (a) has provided to Investor a copy of the Partnership's Prospectus, including the Partnership Agreement of the
  Partnership attached thereto as Exhibit A; (b) will promptly provide to Investor a copy of this Subscription Agreement, as completed by broker-dealer; (c) on behalf of Investor adopts and agrees to be bound by each and every provision of the
  Partnership Agreement; (d) warrants that Investor is purchasing the Units for the Investor's own account; (e) has advised
  Investor that an investment in the Units is not liquid; and (f) certifies that the information set forth in this Subscription
  Agreement is true and correct. If the Investor is more than one person, then the agreements and representations made herein shall be deemed to be made by each such person.
  4. Broker-dealer hereby confirms that Investor meets the net worth/income suitability standards established in the Prospectus as follows: (a) (i) a net worth, excluding from the computation thereof, home, home furnishings, and personal automobiles, of at least $45,000 and an annual gross income of at least $45,000; or (ii) irrespective of annual gross income, a net worth (as computed above) of at least $150,000; or (b) is purchasing in a fiduciary capacity for a person who meets such conditions. If
  Investor is a resident of any of those states listed under "Who Can Invest" in the Prospectus or in any supplement to the
  Prospectus which imposes a different financial suitability standard than set forth above, then and in such event broker-dealer confirms to the Partnership that the Investor satisfies the minimum financial suitability standard applicable to the Investor by the state of Investor's residence as described under such section of the Prospectus or in any supplement to the Prospectus.
  5. If Investor is purchasing the Units subscribed for in a fiduciary capacity, the representations and warranties herein shall be deemed to have been made (i) on behalf of the person or persons for whom Investor is purchasing, or (ii) on behalf of the person or persons who directly or indirectly have supplied the funds for purchase of the Units. Investor, if acting in a representative capacity for a corporation, partnership or trust, or as an agent for any person or entity, has full authority to execute this Subscription Agreement in such capacity and on behalf of such corporation, partnership, trust, person or entity.
  6. The undersigned registered representative represents that he or she has reasonable grounds to believe, based on information obtained from the Investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known to him or her, that investment in the Fund is suitable for the Investor in light of Investor's financial position, net worth, and other suitability characteristics, and that the registered representative has informed the
  Investor as to the limited liquidity and marketability of the Units.
  7. The undersigned registered representative declares that the information set forth in this Subscription Agreement is true and correct. The undersigned further declares that, under penalty of perjury, the social security number or taxpayer identification number shown for Investor is the correct number, and that Investor is not subject to backup withholding on interest or dividends either because Investor has not been notified that Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Investor that Investor is no longer subject to backup withholding.

REGISTERED REPRESENTATIVE   X                                         BRANCH MANAGER X
                              ---------------------------------                        ----------------------------------------
                            REGISTERED REPRESENTATIVE SIGNATURE                      BRANCH MANAGER SIGNATURE


NAME
                            ----------------------------------                       -------------------------------------------

BRANCH OFFICE ADDRESS       ---------------------------------------------------------------------------------------

CITY                                                                        STATE                ZIP CODE+4
                            ----------------------------------------------         ---------                 ---------------
BROKER-DEALER                                                                                    PHONE
                            -------------------------------------------------------------              --------------------

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
                                                                             GENERAL PARTNER USE ONLY
 RETURN: ORIGINAL AND YELLOW COPY TO CRONOS                                  Dep. dt/Enter.dt -----------------------

 RETAIN: PINK COPY FOR BROKER/DEALER                                         Check Amount ------------------------

         GOLDENROD COPY FOR INVESTOR                                         Subscription No. -----------------------

                                                                            Accepted by Cronos Capital Corp.

 RETURN: ORIGINAL AND YELLOW COPY TO CRONOS
                                                                            ----------------------------------

 RETAIN: PINK COPY FOR BROKER/DEALER                                        Other ------------------------------

         GOLDENROD COPY FOR INVESTOR                                        Participant No. ------------------------


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

    The signatory or signatories of the front side hereof (hereinafter, the "Investor") hereby tenders a subscription and applies for the purchase of limited partnership interests (the "Units") set forth on the front side hereof, at a price of $20 per Unit, in the Cronos Global Income Fund XVI, L.P. (the "Partnership"). The Investor hereby encloses a check payable to "Union Bank of CA/Cronos Global Income Fund XVI, L.P. Escrow Account" in full payment for such Units.

    Prospective investors are advised of the following (these admonitions do not constitute representations of the Investor):

    This subscription may be accepted or rejected by the General Partner in its sole and absolute discretion.

    Investor is not entitled to cancel, terminate or revoke this subscription or any agreements of Investor hereunder and such subscription and agreements shall survive the death or disability of Investor.

    No Federal or state agency has made any filing or determination as to the fairness for investment, nor any recommendation or endorsement, of the Units.

    There are restrictions on the transferability of the Units; there will be no market for the Units; and, accordingly, it may not be possible for the investor readily, if at all, to liquidate his investment in the Partnership even in the event of an emergency. Any transfer of Units must comply with the terms of
Article X of the Partnership Agreement and various states may impose certain requirements in connection with such transfers.

    The issuance of the Units resulting from any offer or sale thereof in the State of California will be subject to the following legend condition restricting transfer:

    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

    Investor is hereby notified that he or she should not rely upon any information not specifically set forth in the Prospectus or in any supplements thereto or any other information in making a decision to invest in the Partnership, which is not clearly marked as being prepared and authorized by the General Partner or the Partnership for use with the public; and that an investment in the Partnership involves certain risks including the matters set forth in the Prospectus under the captions "Risk Factors", "Conflicts of Interest" and "Tax Aspects".

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    PLEASE NOTE THE FOLLOWING WHEN COMPLETING THE SUBSCRIPTION AGREEMENT:

    Indicate the Total Capital Contribution and the number of Units subscribed for. There are no fractional Units.

    Please enclose a check for the amount of the investment, made payable to:

              "UNION BANK OF CA -- CRONOS GLOBAL INCOME FUND XVI"

 SUBSCRIPTION AGREEMENTS MUST BE FULLY COMPLETED AND ACCOMPANIED BY PAYMENT IN
                                     FULL.

    Section 1. REGISTRATION INFORMATION: Enter the name(s) and address as they are to appear on the registration. For IRAs, enter the name of the Custodian on line 1 and the name of the beneficial owner on line 2. Include the address of the Custodian and include the Custodian's taxpayer identification number.

    Section 2. INVESTOR MAILING ADDRESS: Enter the primary residence address of the Investor(s), if this is a Custodial account (i.e., IRA, Keogh, or other Qualified Plan)

    Section 3. CITIZENSHIP STATUS. Check the applicable box.

    Section 4. REGISTRATION TYPE. Check only one box.

    Section 5. OPTIONAL CHECK ADDRESS. Provide the requested information if distribution checks are to be mailed to an alternate payee or address of record (other than that shown in Section 1).

    Section 6. SIGNATURE(S) AND REPRESENTATIONS. EACH REPRESENTATION MUST BE INITIALED BY EACH INVESTOR. ORIGINAL SIGNATURES OF ALL INVESTORS ARE REQUIRED.